Fees Summary	Jul. 09, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	612.24
Total Transaction Valuation	4,147,996.24
Total Offset Amount	0.00
Net Fee	$ 612.24